Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report (“Report”) of Tractor Supply Company (the “Company”) on Form 10-K for the fiscal year ended December 28, 2019, as filed with the Securities and Exchange Commission on the date hereof, we, Harry A. Lawton III, Chief Executive Officer, and Kurt D. Barton, Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 20, 2020

/s/ Harry A. Lawton III
Harry A. Lawton III
President and Chief Executive Officer

/s/ Kurt D. Barton
Kurt D. Barton
Executive Vice President - Chief Financial Officer and Treasurer